                                                                 EXHIBIT 23.1


           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barnett Inc.'s previously filed Registration statement on Form S-8 File No. 333-23431.

ARTHUR ANDERSEN LLP